Consent of Independent Registered Public Accounting Firm

The Board of Directors
American Fidelity Assurance Company and
Contract Owners
 American Fidelity Separate Account A:

We consent to the use of our report dated February 17, 2017 for American Fidelity Separate Account A included herein and to the reference to our firm under the heading "Custodian and Independent Registered Public Accounting Firm" in the Statement of Additional Information on Form N‑4.

/s/KPMG LLP

Oklahoma City, Oklahoma
 April 27, 2017

Consent of Independent Registered Public Accounting Firm

The Board of Directors
American Fidelity Assurance Company and
Contract Owners
 American Fidelity Separate Account A:

We consent to the use of our report dated April 17, 2017 for American Fidelity Assurance Company and subsidiaries included herein and to the reference to our firm under the heading "Custodian and Independent Registered Public Accounting Firm" in the Statement of Additional Information on Form N‑4. Our report on American Fidelity Assurance Company refers to the adoption of Accounting Standards Update (ASU) 2015‑09, Financial Services – Insurance: Disclosures about Short‑Duration Contracts.

/s/KPMG LLP

Oklahoma City, Oklahoma
 April 27, 2017